Exhibit 99.1

Novo Integrated Sciences Provides Business Impact of COVID-19 Pandemic

BELLEVUE, Wash., March 20, 2020 (NEWSFILE) — via OTC PR WIRE — Novo Integrated Sciences, Inc. (OTCQB:NVOS) (“Novo Integrated Sciences” or “the Company”) announces precautionary measures the Company is taking to protect the health and safety of its employees, partners and patients as well as the business impact related to the COVID-19 pandemic.

Because COVID-19 infections have been reported throughout both Canada and the United States, certain national, provincial, state and local governmental authorities have issued proclamations and/or directives aimed at minimizing the spread of COVID-19. Additional, more restrictive proclamations and/or directives may be issued in the future. As a result, Novo Healthnet Limited, a wholly owned Canadian subsidiary of the Company, has closed ALL corporate clinics, effective March 17, 2020. In addition, we are significantly reducing the engagement of our multi-disciplinary primary healthcare services and products with our client patients as provided through contracted services with eldercare centric facilities and our affiliate clinics.

Mr. Robert Mattacchione, Novo Integrated Sciences’ CEO and Board Chairman, stated, “The health and safety of our Company’s employees, partners, patients, and the families of all in our community is of paramount importance to us. We are committed to improving public health, and during extraordinary times like these, we need to take appropriate actions that may help flatten the infection curve and reduce risk in vulnerable populations.”

The ultimate impact of the COVID-19 pandemic on our operations is unknown and will depend on future developments, which are highly uncertain and cannot be predicted with confidence, including the duration of the COVID-19 outbreak, new information which may emerge concerning the severity of the COVID-19 pandemic, and any additional preventative and protective actions that governments, or we, may direct, which may result in an extended period of continued business disruption, reduced patient traffic and reduced operations. Any resulting financial impact cannot be reasonably estimated at this time, but is anticipated to have a material adverse impact on our business, financial condition and results of operations.

About Novo Integrated Sciences, Inc.

Through Novo Healthnet Limited (“NHL”), our wholly owned Canadian subsidiary, we deliver multi-disciplinary primary healthcare to over 400,000 patients annually through our 16 corporate-owned clinics, a contracted network of 103 affiliate clinics and 222 eldercare centric homes located across Canada. Our team of practitioners and staff are trained for assessment, diagnosis, treatment, pain management, rehabilitation and primary prevention. Our specialized services and products include physiotherapy, chiropractic care, occupational therapy, eldercare, laser therapeutics, massage therapy, acupuncture, chiropody, neurological functions, kinesiology, concussion management and baseline testing, women’s pelvic health, sports medicine therapy, assistive devices and private personal training. We do not provide primary care medical services, none of our employees practices primary care medicine, and our services do not require a medical or nursing license.

As we continue to build our health science platform of services and products through the integration of technology and rehabilitative science, one component of our lateral business growth strategy includes developing business units centered on the direct control of the grow, extraction, manufacturing and distribution processes for hemp and medical cannabidiol products. Additionally, we continue to expand on our patient care philosophy of maintaining an on-going continuous connection with our patient community, beyond the traditional confines of a clinic, by extending oversight of patient diagnosis, care and monitoring, directly into the patient’s home, through various mobile telemedicine and diagnostic tools.

For more information concerning Novo Integrated Sciences, please visit www.novointegrated.com. For more information on NHL, please visit www.novohealthnet.com.

Forward-Looking Statements

This press release contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. All statements other than statements of historical facts included in this press release are forward-looking statements. In some cases, forward-looking statements can be identified by words such as “believe,” “expect,” “anticipate,” “plan,” “potential,” “continue” or similar expressions. Such forward-looking statements include risks and uncertainties, and there are important factors that could cause actual results to differ materially from those expressed or implied by such forward-looking statements. These factors, risks and uncertainties are discussed in Novo Integrated Sciences’ filings with the Securities and Exchange Commission. Investors should not place any undue reliance on forward-looking statements since they involve known and unknown, uncertainties and other factors which are, in some cases, beyond Novo Integrated Sciences’ control which could, and likely will, materially affect actual results, levels of activity, performance or achievements. Any forward-looking statement reflects Novo Integrated Sciences’ current views with respect to future events and is subject to these and other risks, uncertainties and assumptions relating to operations, results of operations, growth strategy and liquidity. Novo Integrated Sciences assumes no obligation to publicly update or revise these forward-looking statements for any reason, or to update the reasons actual results could differ materially from those anticipated in these forward-looking statements, even if new information becomes available in the future.

The contents of any website referenced in this press release are not incorporated by reference herein.

Chris David, President

Novo Integrated Sciences, Inc.

cdavid@novointegrated.com

(206) 617-9797